Exhibit 10.30
Omnibus Amendment
WHEREAS, ConocoPhillips (the “Company”) directly and indirectly through its direct and indirectly owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) sponsors various equity incentive plans, programs and arrangements (including, without limitation, those plans, programs and arrangements set forth on Exhibit A attached hereto) (each, a “Plan” and, collectively, the “Plans”) intended to provide equity-based incentive awards to certain current and former directors, officers, employees and consultants of the Company and its Subsidiaries;
     WHEREAS, the Company has engaged from time to time in the past, and may engage in the future, in transactions (“Corporate Transactions”) that affect the number or value of outstanding shares of Common Stock, par value $.01, of the Company (“Shares”) subject to outstanding equity awards issued under the Plans (“Equity Awards”);
     WHEREAS, the terms of the Plans and the Equity Awards are not uniform in their treatment of the effect of Corporate Transactions on outstanding Equity Awards;
     WHEREAS, the Company believes it is appropriate and prudent to have uniform and consistent provisions regarding the effect of Corporate Transactions on outstanding Equity Awards.
     NOW, THEREFORE, the Company hereby adopts the following resolutions.
     RESOLVED, the Company hereby adopts the policy set forth on Exhibit B (the “Policy”) with respect to the effect of Corporate Transactions on outstanding Equity Awards;
     RESOLVED, that the Policy hereby amends and supersedes any inconsistent provision of any Plan or Equity Award and shall be applied in accordance with its terms in substitution of any provision dealing with similar matters;
     RESOLVED, that, for the sake of clarity, the adoption and implementation of the Policy shall not (I) limit or restrict any power of the Company or its affiliates to terminate, cancel, settle, cash out or otherwise eliminate any Plan or any Equity Award or (II) affect in any manner the right or power of the Company or its affiliates to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Shares) or the dissolution or liquidation of the Company or an affiliate, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceed of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above;
     RESOLVED, that the Company hereby reserves the power and authority to amend, modify or terminate the Policy at any time without the consent of any party, including participants in any Plan or holders of any Equity Award;

     RESOLVED, the Company hereby, as appropriate, ratifies, authorizes or approves the adoption of the Policy by any direct or indirect subsidiary of the Company that sponsors any Plan and agrees to comply with the terms of the Policy in respect of any Equity Award issued under any such Plan that may be settled in Shares;
     RESOLVED, that the appropriate officers of the Company are hereby directed and authorized to take such actions as may be necessary or appropriate to carry out the intent of these resolutions, including, without limitation, making such changes in the Policy that such officers deem to be appropriate or prudent to carry out the intent of these resolutions.

EXHIBIT A
2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips
2002 Omnibus Securities Plan of Phillips Petroleum Company
Phillips Petroleum Company Stock Plan for Non-Employee Directors
Omnibus Securities Plan of Phillips Petroleum Company
Rules of the Phillips Petroleum 1993 UK Approved Stock Option Subplan
1986 Stock Plan of Phillips Petroleum Company
1998 Stock and Performance Incentive Plan of ConocoPhillips
1998 Key Employee Stock Performance Plan of ConocoPhillips
Conoco Inc. 2001 Global Performance Sharing Plan
Conoco Inc. 1998 Global Performance Sharing Plan
Tosco Corporation 1998 Stock Incentive Plan
Tosco Corporation 1992 Stock Incentive Plan
Burlington Resources Inc. 2002 Stock Incentive Plan
Burlington Resources Inc. 1997 Employee Stock Incentive Plan
1993 Burlington Resources Inc. Stock Incentive Plan
Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors
Burlington Resources Inc. 1992 Stock Option Plan for Non-Employee Directors

EXHIBIT B
1.      In the event of any subdivision or consolidation of outstanding shares of common stock, par value $.01 (“Shares”), of ConocoPhillips or any successor thereto (the “Company”), declaration of a dividend payable in Shares, or other Share split, then the number of Shares covered by outstanding Equity Awards (as defined below), the exercise or other price in respect of such Equity Awards and the appropriate fair market value and other price determinations for such Equity Awards, shall be proportionately adjusted by the Committee (as defined below) as appropriate to reflect such transaction.
2.      In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Shares or any distribution to holders of Shares of securities or property (other than normal cash dividends or dividends payable in Shares), then the number of Shares covered by outstanding Equity Awards, the exercise or other price in respect of such Equity Awards and the appropriate fair market value and other price determinations for such Equity Awards, shall be proportionately adjusted by the Committee as appropriate to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of such Equity Awards.
3.      For purposes hereof, (i) “Equity Award(s)” shall mean incentive awards issued by the Company or its direct or indirect subsidiaries in respect of past or future services to the Company or such subsidiaries (“Equity Awards”) to current or former directors, officers or employees of, or other service providers to, the Company or its direct or indirect subsidiaries, in each case to the extent the value of such awards is determined with reference to or such awards may be settled in Shares; and (ii) the “Committee” means the sub-committee of the Company’s Board of Directors responsible for administering the most recent equity incentive plan adopted by the Committee.

Omnibus Amendment
WHEREAS, ConocoPhillips (the “Company”) directly and indirectly through its directly and indirectly owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has granted nonqualified stock options from various equity incentive plans, programs and arrangements (including, without limitation, those plans, programs and arrangements set forth on Exhibit A attached hereto) (each, a “Plan” and, collectively, the “Plans”) to certain current and former directors, officers, employees and consultants of the Company and its Subsidiaries;
WHEREAS, the Company desires to provide optionees the ability to exercise outstanding nonqualified stock options by the use of the “net-share settlement” method;
WHEREAS, the terms of the Plans and the Equity Awards are not uniform with respect to the ability of optionees to use the “net-share settlement” method;
WHEREAS, the Company believes it is appropriate and prudent to have uniform and consistent provisions regarding the use of the “net-share settlement” method for exercising outstanding nonqualified stock option awards.
NOW, THEREFORE, the Company hereby adopts the following resolution:
RESOLVED, that each outstanding nonqualified stock option issued pursuant to the terms of any stock option, omnibus equity or similar plan or arrangement maintained by the Company and held on the date hereof by a director of the Company or an employee of the Company or any of its subsidiaries is hereby amended to provide that, at the election of the holder thereof (but subject to any administrative limitations on exercise of options or permissible methods of option exercise imposed by the Company or the administrator of the plan or arrangement under which the option was issued), the option may be exercised by a “net-share settlement” method for exercising outstanding nonqualified stock options, whereby the exercise price thereof and any minimum required tax withholding thereon are satisfied by the Company withholding from the delivery of the shares as to which such option is exercised a number of shares having a fair market value equal to the sum of the applicable exercise price and the amount of any minimum required tax withholding.

EXHIBIT A
2004 Omnibus Stock and Performance Incentive Plan of ConocoPhillips
2002 Omnibus Securities Plan of Phillips Petroleum Company
Phillips Petroleum Company Stock Plan for Non-Employee Directors
Omnibus Securities Plan of Phillips Petroleum Company
Rules of the Phillips Petroleum 1993 UK Approved Stock Option Subplan
1986 Stock Plan of Phillips Petroleum Company
1998 Stock and Performance Incentive Plan of ConocoPhillips
1998 Key Employee Stock Performance Plan of ConocoPhillips
Conoco Inc. 2001 Global Performance Sharing Plan
Conoco Inc. 1998 Global Performance Sharing Plan
Tosco Corporation 1998 Stock Incentive Plan
Tosco Corporation 1992 Stock Incentive Plan
Burlington Resources Inc. 2002 Stock Incentive Plan
Burlington Resources Inc. 1997 Employee Stock Incentive Plan
1993 Burlington Resources Inc. Stock Incentive Plan
Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors
Burlington Resources Inc. 1992 Stock Option Plan for Non-Employee Directors